UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 28, 2004

Impax Laboratories, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

27354	65-0403311

(Commission File Number)	(IRS Employer Identification No.)

30381 Huntwood Avenue	Hayward, CA 94544

(Address of Principal Executive Offices)	(Zip Code)

(510) 476–2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

On September 28, 2004, Impax Laboratories, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration granted final approval to the Company’s Abbreviated New Drug Application for a generic version of Oxycontin® (Oxycodone Hydrochloride) Controlled Release 80 mg Tablets. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impax Laboratories, Inc.

Date: September 28, 2004
	By:	/s/ Cornel C. Spiegler

Cornel C. Spiegler
Chief Financial Officer